United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 21, 2008

Date of Report

[Date of Earliest Event Reported]

Ardmore Holding Corporation

(Exact name of Registrant as specified in its Charter)

Delaware	0-23806	87-0046720
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1608 West 2225 South

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(801) 295-3400

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a special meeting of the Board of Directors of Ardmore Holding Corporation (“we,” “our,” “us” or words of similar import) held on February 21, 2008, our Board of Directors of updated, altered and amended our Bylaws pursuant to the authority granted to the Board of Directors in Article X of our current Bylaws.  A copy of the new Bylaws is attached hereto and incorporated herein by reference.  See Item 9.01.

The material changes to the Bylaws included: (i) extending the time from 50  to 60 days as the outside date that notice of meetings of stockholders may given; (ii) indicating that the number of directors shall be as designated from time to time by the Board of Directors and in the absence of any such designation, that the number shall be three, in lieu of no more than nine; and where the number of directors is increased, the term of election shall be until the expiration of the term of the directors then in office; (iii) increasing from three to five days the written notice requirements for special meetings of the Board of Directors, while allowing 24 hours notice of special meetings by telegraphing, telexing, facsimile, email or similar electronic transmission; (iv) adding a Chairman, Chief Financial Officer and Chief Executive Officer to the designation of positions of officers; (v) allowing us by Board resolution to take action as may be necessary to make our shares eligible for trading via a direct registration system operation by a securities depository, including, without limitation, by authorizing uncertificated or electronic shares, subject to the Delaware General Corporation Law; (vi) allowing facsimile, emailed or electronic signatures of Board members or officers to be relied upon whenever provided after authorization of action by the Board of Directors; (vii) indicating that our record books shall not be closed so long as we are authorized for trading on any National Securities Exchange (as defined in the Securities Exchange Act of 1934, as amended); (viii) setting time tables for indemnitee demands for payment based upon indemnification prior to the institution of any actions against us for indemnification; (ix) allowing us to maintain insurance for all purposes to protect us and our directors, officers and agents, among others, where no provision previously existed;  and (x) allowing our Board to make amendments to our Bylaws by unanimous written consent instead of only at a meeting of the Board of Directors.  This summary is modified in its entirety to the actual copy of our Bylaws that is attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

Exhibit No.

99.1 Bylaws

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDMORE HOLDING CORPORATION

Date:	02/25/2008	By:	/s/Jeff D. Jenson
Jeff D. Jenson
President

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